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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):        March 27, 2003
                                                  ------------------------------



                        KEYCORP STUDENT LOAN TRUST 2001-A
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                  Delaware                              333-62624-02                     36-4444932
----------------------------------------------   ------------------------   ------------------------------------
(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)



     c/o Key Bank USA, as Administrator, 800 Superior Avenue, Attn: Frances Byrd, Cleveland, Ohio 44114
     --------------------------------------------------------------------------------------------------
                           (Address of Principal Executive Offices)



Registrant's Telephone Number, Including Area Code:      (216) 828-9357
                                                    ----------------------------






                             Exhibit Index on Page 4
                                                  ---

                                Page 1 of 8 pages




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Item 5. OTHER EVENTS

On March 27, 2003, the KeyCorp Student Loan Trust 2001-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending February 28, 2003, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7. EXHIBIT

Exhibit 99(a) -  Noteholder's Statement












                                Page 2 of 8 pages



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2003




                                   KeyCorp Student Loan Trust 2001-A


                                   By:  KeyBank USA, National Association, as
                                        Administrator




                                   By:       /s/ Darlene H. Dimitrijevs
                                        ----------------------------------------
                                                 Darlene H. Dimitrijevs
                                                 Senior Vice President







                                Page 3 of 8 pages


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                                  EXHIBIT INDEX





Exhibit

99(a)   Noteholder's Statement
























                                Page 4 of 8 pages